(Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

[ X ]   Filed by the Registrant

[   ]   Filed by a Party other than the Registrant

  Check the appropriate box:

[   ]   Preliminary Proxy Statement     Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement


Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TouchStone Software Corporation

                (Name of Registrant as Specified in Its Charter)

                         TouchStone Software Corporation

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ X ]    No fee required.


[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:


[   ]    Fee paid previously with preliminary materials.

             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. [ ]

         (1) Amount previously paid:
         (2) Form, schedule or registration statement no.:
         (3) Filing party:
         (4) Date filed:

                         TOUCHSTONE SOFTWARE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 3, 1998


         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of TouchStone Software Corporation (the "Company") will he held on December 3, 1998 at 10:00 a.m., local time, at the Double Tree Hotel, 3050 Bristol Street, Costa Mesa, California 92626 to act on the following matters:

1. To elect six directors of the Company to serve until the next Annual meeting or the election of their successors.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 5, 1998 are entitled to notice of and to vote at the Annual Meeting.


                                      By Order of the Board of Directors

                                      Lawrence S. Jordan
                                      Chairman of the Board of Directors

Huntington Beach, California
October 23,  1998



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     All Stockholders are cordially invited to attend in person. However, to ensure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope. If you attend the meeting, you may vote in person even if you have previously returned a proxy.

--------------------------------------------------------------------------------

                         TOUCHSTONE SOFTWARE CORPORATION

                                 PROXY STATEMENT
                       1998 ANNUAL MEETING OF STOCKHOLDERS

General

     The enclosed proxy is solicited on behalf of the Board of Directors of TouchStone Software Corporation (the "Company" or TouchStone") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 3, 1998, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for purposes set forth herein. The Annual Meeting will be held at the Double Tree Hotel, 3050 Bristol Street, Costa Mesa, California.

     The Company's telephone number is (714) 969-7746 ext. 308. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about October 23, 1998.

Proxies

     If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted "FOR" the election of all six nominee directors specified herein and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company at the Company's principal executive office, 2124 Main Street, Suite 250, Huntington Beach, California 92648, Attention: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees in person or by telephone or facsimile. No additional compensation will be paid to directors, officers or other regular employees for such services.

Share Ownership and Voting

     Only holders of common stock of record at the close of business on October 5, 1998, the record date as fixed by the Board of Directors, are entitled to vote at the meeting. At the record date, approximately 7,963,060 shares of the Company's common stock were issued and outstanding, held by approximately 3,400 stockholders of record.

     Each share of common stock outstanding on the record date is entitled to vote. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. Except to the extent that a stockholder withholds votes for the nominees, the proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below as directors of the Company.

     An affirmative vote of a majority of the shares of common stock present and voting at the meeting is required for approval of all items being submitted to the stockholders for their consideration. An automated system administered by the Company's transfer agent tabulates stockholder votes. Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. American Securities Transfer & Trust, Inc. ("AST"), the transfer agent and registrar for the common stock, has been approved by the Board of Directors to serve as Inspector of Election at the Annual Meeting. All proxies and ballots delivered to AST shall be kept confidential by AST.


     The Annual Report of the Company for the fiscal year ended December 31, 1997 is being mailed to all of the Company's stockholders with this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of common stock of the Company as of October 5, 1998, by (a) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (b) each of the named executive officers of the Company referred to below under "EXECUTIVE COMPENSATION AND OTHER INFORMATION"; (c) each director of the Company; and (d) all directors and executive officers as a group. Except as otherwise indicated, the address of each holder identified below is in care of the Company, 2124 Main Street, Suite 250, Huntington Beach, California 92648.

                                                      Number of Shares
                                                        Beneficially           Approximate
         Name                                            Owned (1)            Percent Owned

C. Shannon Dingus (2)...........................           378,705                4.7%
Lawrence S. Jordan (3)..........................           375,550                4.6%
Larry W. Dingus (4).............................           372,253                4.6%
Ronald R. Maas (5)..............................           266,260                3.3%
Kenneth C. Welch III (6)........................           243,574                3.0%
Pierre A. Narath................................           125,000                1.6%
Kenneth S. Forbes III (7).......................                 -                   -

All executive officers and directors as
     a group (6 persons) (8)....................         1,382,637               16.4%

(1) Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. As of October 5, 1998, an aggregate of 7,963,060 shares of common stock were outstanding.
(2) Includes options to purchase 152,487 shares that currently are exercisable. Does not include 232,370 shares of common stock or 139,883 shares of common stock issuable pursuant to currently exercisable options that are beneficially owned by Larry W. Dingus (husband), with respect to which Ms. Dingus disclaims beneficial ownership
(3) Includes options to purchase 167,550 shares that currently are exercisable. Does not include 50,000 shares of common stock issuable pursuant to options as described in the paragraph "Certain Relationships and Related Transactions".
(4) Includes options to purchase 139,883 shares that currently are exercisable. Does not include 226,218 shares of common stock or 152,487 shares issuable pursuant to currently exercisable options that are beneficially owned by C. Shannon Dingus (wife), with respect to which Mr. Dingus disclaims beneficial ownership.
(5)  Includes options to purchase 91,350 shares that currently are exercisable.
(6)  Includes options to purchase 57,000 shares that currently are exercisable.
(7) Does not include 320,000 shares of common stock issuable pursuant to options exercisable quarterly over 4 years at the price of $.69 per share.
(8)  Includes officers' and directors' shares listed above.

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees to the Board of Directors named below. Each of the nominees is a current member of the Company's Board of Directors. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a director. If a nomination is made to elect an individual to the vacant position on the Board, the proxy holders will propose a nominee to fill such position and vote all proxies received by them. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until the director's successor has been elected.

     The Company's Board of Directors recommends that stockholders vote FOR the nominees listed below:

                                                                                 Director
Name of Nominee                 Age     Principal Occupation                       Since
---------------                 ---     --------------------                       -----
Lawrence S. Jordan............   54     Chairman of the Board of Directors of      1996
                                           TouchStone Software
Kenneth S. Forbes III.........   50     Chief Executive Officer and President      1998
                                             of TouchStone Software
Larry W. Dingus...............   54     Chairman of InfoQuest Foundation           1982
   Ronald R. Maas.............   52     Executive Vice President, Chief            1993
                                             Financial Officer and Secretary
Kenneth C. Welch III..........   41     Independent Software Consultant            1993
Pierre A. Narath..............   35     President of Unicore Software, Inc.        1998

Business Experience of Nominees for Election as Directors

     Lawrence S. Jordan served as President and Chief Executive Officer of the Company from 1996 to June 1998. Mr. Jordan has also served as a director of the Company since 1996 and as the Chairman of the Board since June 1998. Prior to joining the Company, Mr. Jordan was employed by FileNet Corporation, a developer of workflow and document imaging software, from 1984 to 1996, serving as Senior Vice President of Sales since 1992.

     Kenneth S. Forbes III has been serving as President and Chief Executive Officer of the Company since August 1998 and was elected by the Directors to fill a vacancy on the Company's Board of Directors in September 1998. Mr. Forbes served as Vice President, Worldwide Engineering of NetManage from 1997 to 1998 and as Vice President of Development of XP Systems in 1997. Mr. Forbes has also served as President of Adaptiv Software Corporation from 1993 to 1997, and as President and Chief Executive Officer of MobileDigital Corporation from 1989 to 1993.

     Larry W. Dingus served as Chairman of the Company's Board of Directors from 1982 to June 1998, as Secretary of the Company from 1989 to 1995, and as Chief Executive Officer of the Company from 1982 to 1989.

     Ronald R. Maas has served as Chief Financial Officer of the Company since 1991, and has served as Executive Vice President and as a director of the Company since 1993. Mr. Maas has also served as the Corporate Secretary since 1995.

     Kenneth C. Welch III has served as a director of the Company since 1993. From 1985 to the present, he has worked as an independent software consultant in the Washington DC area. From 1982 to 1985 he served as the Company's Vice President of Development and served as a director of the Company from 1982 to 1986.

     Pierre Narath was elected by the Directors to fill a vacancy on the Company's Board of Directors in June 1998. Mr. Narath served as Vice President of Award Software International, Inc. and President of Unicore Software, Inc. since May 1977. From February 1990 to May 1997, Mr. Narath founded and served as President of Unicore Software, Inc.

Executive Officers

     The following table sets forth the name, age and position with the Company of each of the executive officers of the Company. The executive officers serve at the pleasure of the Board of Directors of the Company, subject to the terms of employment agreements with said officers. Biographical information with respect to each of the Company's executive officers is set forth under the caption "ELECTION OF DIRECTORS" above.

Name                         Age      Position
----                         ---      --------
Kenneth S. Forbes III         50      President and Chief Executive Officer
Ronald R. Maas                52      Executive Vice President,
                                      Chief Financial Officer and Secretary

Board of Director Meetings and Committees

     During 1997, the Company's Board of Directors held six regular meetings and otherwise took action by written consent.

     The Board has established an Audit Committee, comprised of non-employee directors, Mr. Dingus, Mr. Welch, and Mr. Narath, which meets to consult with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditors' report and management letter, and, with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls.

     The  Board  of  Directors  has  no  separate   compensation  or  nominating
committees but acts as a whole in these matters.

Compensation of Directors

     Each non-employee director other than Mr. Jordan is paid a monthly retainer of $1,000. As Chairman of the Board, Mr. Jordan receives a retainer of $2,000 per month. The Company pays the expenses incurred by its non-employee directors in attending Board meetings. In January 1997, the Company issued options to purchase 10,000 shares of common stock, at an exercise price that was subsequently repriced at $1.50 per share, with two-year vesting schedules, to each of Mr. Welch and Mr. Dingus for serving on the Company's Board of Directors. In December 1997, the Company issued options to purchase 10,000 shares of common stock, at an exercise price of $1.81 per share, with two-year vesting schedules, to each of Mr. Welch and Mr. Dingus for serving on the Company's Board of Directors. In January 1998, the Company issued an option to purchase 10,000 shares of common stock, at an exercise price of $1.72 per share, with a two-year vesting schedule, to Mr. Dingus for serving on the Company's Board of Directors. In October 1998, the Company issued an option to purchase 20,000 shares of common stock, at an exercise price of $.69 per share, with a four-year vesting schedule, to Mr. Narath for serving on the Company's Board of Directors. No additional compensation is paid to any of the employee directors for serving on the Board.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Company to the Company's Chief Executive Officer and the other executive officer of the Company whose combined annual salary and bonus exceed $100,000 (determined as of December 31, 1997) (referred to herein as the "named executive officers") for the fiscal years ended December 31, 1997, 1996 and 1995:

                                                                Other      Restricted
Name &                                                          Annual       Stock                             All Other
Principal                                                      Compen-       Awards      Options/       LTIP    Compen-
Position              Year    Salary ($)      Bonus ($)       sation ($)      ($)        SAR (#)      Payouts   sation
--------------------------------------------------------------------------------------------------------------------------

L.S. Jordan          1997       169,167                0          0            0          270,200        0         0
CEO, and             1996       162,824                0          0            0          200,000        0         0
Director (1)         1995             0                0          0            0                0        0         0

C.S. Dingus          1997       112,324                0          0            0           72,750        0         0
Chief Technology     1996       126,659                0          0            0                0        0         0
Officer (2)          1995       125,750           88,911          0            0                0        0         0

(1) Mr. Jordan was first employed as President in January 1996. (2) Ms. Dingus resigned as an Executive Officer in December 1997.

Option Grants in Last Fiscal Year

     The Company did not grant stock appreciation rights in 1997 to any of the executive officers named above. Grants of stock options to the named executive officers in 1997 are summarized in the following table.

                   Number of Securities        % of Total Options         Avg.
                    Underlying Options        Granted to Employees      Exercise     Expiration
Name                     Granted                    in 1997              Price          Date
----                     -------                    -------              -----          ----
L.S. Jordan              270,200                     24.9%               $1.50          2007
C.S. Dingus               72,750                      6.7%               $1.50          2007

Aggregated Option Exercises in 1997 and Option Values as of December 31, 1997

     There were no options exercised in 1997 by the executive officers. The value of unexercised options at December 31, 1997, for each of the named executive officers are:

                                                                Number of               Value of
                                                               Unexercised            Unexercised
                                                             Options/SARs at          In-the-Money
                                                               12/31/97 (#)         Options/SARs at
                        Shares                                                        12/31/97 ($)
                     Acquired on           Value            Exercisable (1) /      Exercisable (1) /
Name                 Exercise (#)       Realized ($)        Unexercisable (2)      Unexercisable (2)
----                 ------------       ------------        ------------------     -----------------

L.S. Jordan                   0                 0               100,000 (1)              $ 38,000 (1)
                                                                370,200 (2)              $140,676 (2)


C.S. Dingus                   0                 0               134,300 (1)              $194,366 (1)

                                                                 72,750 (2)              $ 27,645 (2)

     The value of unexercised in-the-money options is determined by using the difference between the exercise price and the average bid price at December 31, 1997.

Employment Agreements

     The Company has entered into employment agreements with Messrs. Forbes and Maas, its two executive officers. Mr. Forbes has a one-year agreement commencing August 19, 1998 that provides that Mr. Forbes will continue to receive compensation at the level in effect on the date of termination of employment with the Company for any reason, other than cause, for the remainder of the contract or three months, whichever is longer. Mr. Maas has an agreement that terminates December 31, 1999. Both agreements provide that the Board of Directors may set the basic salary, which is currently at $205,000 and $90,700 for Mr. Forbes and Mr. Maas, respectively. In the event that the termination of employment of any of the executive officers occurs following a change in control of the Company, the exercisability of all stock options and warrants held by the terminated officer will automatically be accelerated, and the purchase price of all shares of the Company's common stock issuable upon exercise of such options and warrants may be paid by the terminated executive pursuant to a promissory note due and payable in two years. Both officers are eligible for stock options and bonuses. On January 1, 1998 a four-year employment/consulting agreement was entered into with C. Shannon Dingus, who resigned from the Chief Technology Officer position in December 1997 and from the Board of Directors in February 1998. Ms. Dingus currently receives a salary of $25,000 per year.

Bonus Plan

     The Company established a bonus plan for the years ending December 31, 1996 and 1997 (the "Bonus Plan"). Under the Bonus Plan, participants selected by the Board of Directors were eligible to receive bonuses determined quarterly based upon the Company's net income after taxes for the quarter, with 60% of the earned bonus payable following the end of the quarter. The 40% balance of the earned bonus will be deferred until the end of the year, and then will be payable only if the maximum payable to all participants in the Bonus Plan, as a group, is that amount which does not exceed 18.5% of the Company's pre-tax income for any quarter or the full year, as appropriate. Each of the executive officers of the Company identified above was eligible to participated in the Bonus Plan. No bonuses were paid to any of these executive officers in 1996 and 1997 under the Bonus Plan.

Certain Relationships and Related Transactions

     On June 10, 1998, in connection with a corporate restructuring that resulted in charges of $778,000 included in the Company's second quarter reported loss of $1,960,000, Larry Jordan resigned the office of President of the Corporation. As a part of these restructuring charges, Mr. Jordan will continue to be paid $15,000 per month through March 1999 according to the employment contract in force at that time, and will receive a severance payment in the amount of $300,000. Following Mr. Jordan's resignation from the office of President he was asked by the Board to assume the title of Chairman of the Board and is paid $2,000 per month for this continued service. Mr. Jordan has also been granted an option to purchase 50,000 shares of the Company's Common Stock, at the price of $.69 per share, with the option to vest as to 12,500 shares after each consecutive year of service as a director of the Company.

     On June 19, 1998, the Company entered into a Source Code License and Binary Code Distribution Agreement (the "Award Agreement") with Award Software International Inc. ("Award"), pursuant to which the Company agreed to pay Award fees according to a specified schedule for access to and distribution rights regarding certain proprietary computer software products and related user's manuals, with a minimum annual fee of $200,000 per year. The Award Agreement will extend for a term of three years, unless sooner terminated as provided therein, with the Company having the options to extend the term thereof for an additional 2-year period and to terminate the Award Agreement for any reason at the end of the first full year of the term. Pierre A. Narath held the office of Vice President of Award, and was President of its subsidiary Unicore Software, Inc., at the time that the Award Agreement was entered into and subsequently became a director of the Company on July 1, 1998.

     For information concerning employment agreement with and stock options granted to executive officers and directors of the Company, see "Election of Directors - Compensation of Directors" and "Executive Compensation and Other Information" above.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Officers, directors, and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Management believes all such individuals were in compliance with Section 16(a) at December 31, 1997, except for Mr. L. W. Dingus, Mr. L. S. Jordan, Ms. C. S. Dingus, and Mr. Maas, who failed to timely file a Form 4. They subsequently filed a Form 5 report.

                              INDEPENDENT AUDITORS

     Selection of the independent auditors will be made by the Board of Directors upon consultation with the Audit Committee. The Company's independent auditors for the fiscal year ended December 31, 1997 were Deloitte & Touche LLP. The Board of directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                 STOCKHOLDERS PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals to be presented by stockholders of the Company at the 1999 Annual Meeting must be received by the Company at its principal executive office not less than 30 days nor more than 60 days prior to the scheduled date of the meeting (or, if less than 40 days' notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made) to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders.

     Under Rule 14a-8 adopted by the Commission under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

                                  ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1997 is being mailed to all of the Company's stockholders with this Proxy Statement. Any stockholders entitled to notice of and to vote at the Annual Meeting who have not previously received a copy of the Annual Report may obtain one by contacting the Company at (714) 969-7746. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                   FORM 10-KSB

     THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, TOUCHSTONE SOFTWARE CORPORATION, 2124 MAIN STREET, SUITE 250, HUNTINGTON BEACH, CALIFORNIA 92648.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

                                      By Order of the Board of Directors

                                      Lawrence S. Jordan
                                      Chairman of the Board of Directors

     Dated:  October 23, 1998

PROXY                  TOUCHSTONE SOFTWARE CORPORATION                     PROXY
                       1998 ANNUAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of TouchStone Software Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1998 Annual Meeting of Shareholders of TouchStone Software Corporation to be held on December 3, 1998 and hereby appoints Larry S. Jordan and Ronald R. Maas and each of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent at such meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
                                                       ---
1.  Election of Directors
     (check one box only)

 [ ]FOR all nominees listed below          [ ]  WITHHOLD AUTHORITY
 (except as marked to the contrary below)  to vote for all nominees listed below

Larry W. Dingus, Ronald R. Maas, Kenneth C. Welch III, Larry S. Jordan and Pierre A. Narath and Kenneth S. Forbes III

(INSTRUCTION:  To withhold authority to vote for any individual  nominee,  check the "FOR" box above and write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
                 (TO BE COMPLETED AND SIGNED ON THE OTHER SIDE.)

2. In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) as such proxies may select in the event that one or more of the nominees named in Item 1 above becomes unable to serve, and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The submission of this proxy if properly executed revokes all prior proxies given by the undersigned.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR item 1.

                    Please sign exactly as name appears on this card.

                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Dated ________________________________________     , 1998


                    --------------------------------------------------
                              (Signature of stockholder)

                    --------------------------------------------------
                        (Signature of stockholder if held jointly)

Note:   Please  sign,  date  and  mail  this  proxy  promptly  in  the  enclosed postage-paid envelope.